Exhibit 31.3

CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICER PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. SECTION 350)

I, Chad Steelberg, certify that:

1.	I have reviewed this Amendment No. 1 to Annual Report on Form 10-K of Veritone, Inc.; and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 27, 2018	/s/ Chad Steelberg
Chad Steelberg
Chief Executive Officer and Chairman of the Board
(Principal Executive Officer)